UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2003

THE GOLDFIELD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-7525	88-0031580
(Commission File Number)	(I.R.S. Employer Identification No.)

(321) 724-1700
(Registrant's Telephone Number, Including Area Code)

100 Rialto Place, Suite 500, Melbourne, Florida	32901
(Address of Principal Executive Offices)	(Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

On September 19, 2003, The Goldfield Corporation issued a press release with respect to a notice received from the United States Environmental Protection Agency.  A copy of the press release is furnished herewith as Exhibit 99-1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE GOLDFIELD CORPORATION

By: /s/ John H. Sottile Name: John H. Sottile Title: Chairman of the Board of Directors, President and Chief Executive Officer

Dated:  September 19, 2003

INDEX TO EXHIBITS

Number       Description

99-1            Press Release dated September 19, 2003.